UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

VICI PROPERTIES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.
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Your Vote Counts! VICI PROPERTIES INC. 2023 Annual Meeting Vote by April 26, 2023 11:59 PM ET VICI PROPERTIES INC. 535 MADISON AVENUE 20TH FLOOR NEW YORK, NY 10022 V02118-P85704 You invested in VICI PROPERTIES INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 27, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and April 27, 2023 10:00 AM ET vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/VICI2023

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. James R. Abrahamson For 1b. Diana F. Cantor For 1c. Monica H. Douglas For 1d. Elizabeth I. Holland For 1e. Craig Macnab For 1f. Edward B. Pitoniak For 1g. Michael D. Rumbolz For 2. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal For year ending December 31, 2023. 3. To approve (on a non-binding, advisory basis) the compensation of our named executive officers. For NOTE: The proxies are authorized to vote, in their discretion, upon such other business as may properly come before the annual meeting or any postponement or adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.